Exhibit 99.1
MediaAlpha Appoints Patrick Thompson as Chief Financial Officer
- Experienced Finance Executive Joins the Company from Expedia Group -
LOS ANGELES, Calif – November 3, 2021 -- MediaAlpha, Inc. (NYSE: MAX), today announced the appointment of Patrick Thompson as Chief Financial Officer, effective December 6, 2021. Bringing significant finance executive experience in various roles with Expedia Group, Mr. Thompson will oversee finance, accounting and corporate development for the Company.
Over his 11 years with Expedia, Mr. Thompson has led finance organizations responsible for billions of dollars of annual revenue and spend and thousands of employees across a series of roles with increasing responsibility, including corporate development, strategy, analytics, financial planning and analysis, procurement, and investor relations. Mr. Thompson’s professional experience also includes working as a management consultant at Bain & Company and as an associate at Bain Capital.
Steve Yi, MediaAlpha’s Chief Executive Officer, commented, “Pat is a seasoned finance executive and a proven leader with a track record of driving customer success and operating efficiency within a multi-billion dollar public company. His experience managing finance as well as analytics teams at one of the largest online travel platforms make him uniquely suited for the role at MediaAlpha. We are excited to welcome him to MediaAlpha to lead our next phase of growth as Chief Financial Officer.”
“It is an exciting time to be joining MediaAlpha as consumers increasingly shop for insurance online, presenting a significant opportunity for the business,” said Mr. Thompson. “I look forward to working with the company’s talented team to help insurance carriers and distributors target and acquire customers more efficiently and at greater scale through technology and data science.”
Mr. Thompson holds a BA in physics and mathematics from Bowdoin College and an MBA from the Tuck School of Business.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would,” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.

Exhibit 99.1
There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including those more fully described in MediaAlpha’s filings with the Securities and Exchange Commission (“SEC”), including the Form 10-K filed on March 15, 2021, the Form 10-Q filed on May 14, 2021, and the Form 10-Q filed on August 13, 2021. These factors should not be construed as exhaustive. MediaAlpha disclaims any obligation to update any forward-looking statements to reflect events or circumstances that occur after the date of this press release.

Contacts

Investors
Denise Garcia
Hayflower Partners
Denise@HayflowerPartners.com

Press
Press@MediaAlpha.com